                                                                    EXHIBIT 32.1



                           THE MED-DESIGN CORPORATION

              CERTIFICATION BY THE ACTING, CHIEF EXECUTIVE OFFICER RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

         I, David R. Dowsett, Acting, Chief Executive Officer of The Med-Design Corporation, a Delaware corporation (the "Company"), hereby certify that, to my knowledge:

         (1) The Company's periodic report on Form 10-K for the period ended December 31, 2004 (the "Form 10-K") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      * * *




DAVID R. DOWSETT
-------------------------------
David R. Dowsett
Acting, Chief Executive Officer

Date:  March 30, 2005